CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of The Rockland Funds Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of The Rockland Funds Trust for the period ended March 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Rockland Funds Trust for the stated period.


/s/Richard Gould
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Richard Gould
President and Treasurer, The
Rockland Funds Trust

Dated:  June 1, 2005
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by The Rockland Funds Trust for purposes of the Securities Exchange Act of 1934.